Exhibit 10.12

FedEx Contract # 12-0527-016

Supplemental Agreement No. 8

to

Purchase Agreement No. 3712

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 767-3S2F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of June 10, 2016 by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A. WHEREAS, the parties entered into Purchase Agreement No. 3712, dated December 14, 2011 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 767-3S2F Aircraft (the Aircraft); and

B. WHEREAS, Customer desires to reschedule the delivery month of eight (8) Aircraft as set forth in the table below:

Current Delivery Month & Year	Revised Delivery Month & Year	Block	Table Reference
[*]	[*]	Block C	Table 1-A1
[*]	[*]	Original Firm	Table 1-A
[*]	[*]	Original Firm	Table 1-A
[*]	[*]	Block C	Table 1-B
[*]	[*]	Block C	Table 1-B
[*]	[*]	Original Firm	Table 1-A
[*]	[*]	Original Firm	Table 1-A
[*]	[*]	Block C	Table 1-A1

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

BOEING PROPRIETARY

S8-1

Supplemental Agreement No. 8 to

Purchase Agreement No. 3712

C. WHEREAS, Customer desires to exercise six (6) Option Aircraft, which shall be designated as Block C Aircraft, with delivery months as set forth in the table below (SA-8 Early Exercise Aircraft):

Delivery Month & Year for Exercised Option Aircraft	Block
[*]	Block C
[*]	Block C
[*]	Block C
[*]	Block C
[*]	Block C
[*]	Block C

D. WHEREAS, Customer desires to add six (6) Option Aircraft to the Purchase Agreement, hereinafter referred to as Option Aircraft, with delivery months as set forth in the table below:

Delivery Month & Year for Option Aircraft	Block
[*]	Option Aircraft
[*]	Option Aircraft
[*]	Option Aircraft
[*]	Option Aircraft
[*]	Option Aircraft
[*]	Option Aircraft

E. WHEREAS, Customer desires to cancel six (6) Purchase Rights from the Purchase Agreement.

F. WHEREAS, Boeing and Customer desire to acknowledge that one (1) Block B conditional firm Aircraft having a scheduled month of delivery of [*] has become firm in accordance with the terms of Letter Agreement 6-1162-SCR-146R1, Special Provision – Block B and Block G Aircraft, due to the expiration of the special provision therein as it relates to such Block B Aircraft.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

BOEING PROPRIETARY

S8-2

Supplemental Agreement No. 8 to

Purchase Agreement No. 3712

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1. Remove and replace, in its entirety, the Table of Contents with the revised Table of Contents attached hereto to reflect the changes made by this Supplemental Agreement No. 8.

2. Boeing and Customer acknowledge and agree that upon execution of this Supplemental Agreement No. 8 and upon fulfillment of the conditions described in Article 14 below, (i) the eight (8) Aircraft described in Recital Paragraph B above are hereby rescheduled as described herein, (ii) the six (6) Option Aircraft exercised as firm Aircraft described in Recital Paragraph C above are hereby added to the Purchase Agreement and are considered by the parties as “Block C Aircraft” and will be deemed “Aircraft” for all purposes under the Purchase Agreement except as described herein, (iii) the six (6) Option Aircraft described in Recital Paragraph D above are hereby added to the Purchase Agreement as “Option Aircraft” as described herein and shall be deemed such for all purposes under the Purchase Agreement except as otherwise described herein, and (vi) six (6) Purchase Rights are hereby cancelled from the Purchase Agreement decreasing the total quantity of Purchase Rights to forty-four (44).

3. Revise and replace in its entirety, Table 1-A with a revised Table 1-A, attached hereto, to reschedule the delivery month of four (4) Aircraft as identified in Recital Paragraph B above with a Table 1-A table reference.

4. Revise and replace in its entirety, Table 1-A1 with a revised Table 1-A1, attached hereto, to reschedule the delivery month of two (2) Aircraft as identified in Recital Paragraph B above with a Table 1-A1 table reference.

5. Revise and replace in its entirety, Table 1-B with a revised Table 1-B, attached hereto, to (i) reschedule the delivery month of two (2) Aircraft as identified in Recital

BOEING PROPRIETARY

S8-3

Supplemental Agreement No. 8 to

Purchase Agreement No. 3712

paragraph B above with a Table 1-B table reference, (ii) add the six (6) Aircraft described in Recital Paragraph C above to the Table, and (iii) acknowledge the expiration of the special provision pursuant Letter Agreement 6-1162-SCR-146R1, Special Provision – Block B and Block G Aircraft as it pertains to one (1) Aircraft described in Recital Paragraph F above.

6. Revise and replace in its entirety Attachment 1 to Letter Agreement FED-PA-03712-LA-1106156R2, Option Aircraft, attached hereto, to reflect the addition of the Option Aircraft described in Recital Paragraph D above.

7. Revise and replace in its entirety Attachment 3 to Letter Agreement FED-PA-03712-LA-1106156R2, Option Aircraft, attached hereto, to reflect the exercise of the Option Aircraft described in Recital Paragraph C above.

8. Revise and replace in its entirety Attachment 4 to Letter Agreement FED-PA-03712-LA-1106156R2, Option Aircraft, attached hereto, to reflect (i) the exercise of the Aircraft described in Recital Paragraph C above and (ii) the addition of the Option Aircraft described in Recital Paragraph D above.

9. Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1106158R2, Right to Purchase Additional Aircraft, with Letter Agreement FED-PA-03712-LA-1106158R3, Right to Purchase Additional Aircraft, attached hereto, to reflect the cancellation of six (6) Purchase Rights as described in Recital Paragraph C above, resulting in a revised quantity of forty-four (44) Purchase Rights.

10. Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1106614R1, Special Matters for Purchase Right Aircraft, with Letter Agreement FED-PA-03712-LA-1106614R2, Special Matters for Purchase Right Aircraft, attached hereto, to reflect the letter agreement revision described in Paragraph 9 above.

11. Add a new Letter Agreement 6-1162-LKJ-0728, Special Matters – SA-8 Early Exercise Aircraft, attached hereto, to describe the commercial considerations provided to Customer in consideration of the early exercise of the Block C Aircraft described in Recital Paragraph C above.

BOEING PROPRIETARY

S8-4

Supplemental Agreement No. 8 to

Purchase Agreement No. 3712

12. For the sake of clarity, the parties confirm and agree that the six (6) Block C Aircraft added herein shall be subject to Letter Agreement FED-PA-03712-LA-1106159R1, Special Matters Concerning [*] and Letter Agreement FED-PA-03712-LA-1106584R4, Aircraft Performance Guarantees.

13. As a result of the changes incorporated in this Supplemental Agreement No. 8, Customer will [*] applicable to each of the six (6) Block C Aircraft described in Recital Paragraph C and added to the Purchase Agreement pursuant to this Supplemental Agreement No. 8 and (ii) an Option Deposit [*] for each of the six (6) Option Aircraft described in Recital Paragraph D and added to the Purchase Agreement pursuant to this Supplemental Agreement No. 8 and (iii) [*] applicable to each of the eight (8) Aircraft described in Recital Paragraph B above as a result of the reschedule of such Aircraft. The foregoing results in an [*]. For clarity, the terms “pre-delivery payment(s)”, “PDP(s)” and “advance payment(s)” are used on an interchangeable basis. [*] of executing this Supplemental Agreement No. 8.

14. This Supplemental Agreement No. 8 to the Purchase Agreement shall not be effective until (i) executed and delivered by the parties on or prior to June 15, 2016, and (ii) Customer and Boeing execute and deliver Supplemental Agreement No. 25 to Purchase Agreement No. 3157 on or before June 15, 2016.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

BOEING PROPRIETARY

S8-5

Supplemental Agreement No. 8 to

Purchase Agreement No. 3712

EXECUTED as of the day and year first above written.

THE BOEING COMPANY

By:	/s/ L. Kirsten Jensen

Its:	Attorney-In-Fact

FEDERAL EXPRESS CORPORATION

By:	/s/ Phillip C. Blum

Its:	Vice President Aircraft Acquisition

BOEING PROPRIETARY

S8-6

TABLE OF CONTENTS

ARTICLES		SA Number
1	Quantity, Model and Description
2	Delivery Schedule
3	Price
4	Payment
5	Additional Terms

TABLES
1-A	Firm Aircraft Information Table	8
1-A1	Block C Aircraft Information Table	8
1-A2	Block E, Block F and Block G Aircraft Information Table	6
1-B	Exercised Option Aircraft Information Table	8
1-B1	Exercised Block D Option Aircraft Information Table	2
1-C	Exercised Purchase Right Aircraft Information Table	2

EXHIBIT
A	Aircraft Configuration	4
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables	2
CS1	Customer Support Variables
EE1	Engine Escalation, Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

FED-PA-03712		SA-8
BOEING PROPRIETARY

LETTER AGREEMENTS		SA Number

LA-1106151R2	LA-Special Matters Concerning [*] – Option
	Aircraft and Certain Purchase Right Aircraft	6
LA-1106152	LA-Special Matters Concerning [*] – Firm Aircraft
LA-1106153	LA-Liquidated Damages Non-Excusable Delay
LA-1106154R2	LA-Firm Aircraft and Option Aircraft Delivery Matters	6
LA-1106155	LA-Open Configuration Matters
LA-1106156R2	LA-Option Aircraft	6
	Attachment 1 to LA-1106156R2	8
	Attachment 2 to LA-1106156R2	6
	Attachment 3 to LA-1106156R2	8
	Attachment 4 to LA-1106156R2	8
LA-1106157	AGTA Amended Articles
LA-1106158R3	LA-Right to Purchase Additional Aircraft	8
LA-1106159R1	LA-Special Matters Concerning [*]	1
LA-1106160	LA-Spare Parts Initial Provisioning
LA-1106163	LA-Demonstration Flight Waiver
LA-1106177R1	LA-[*]	6
LA-1106207R1	LA-Special Matters Firm Aircraft	1
LA-1106208R1	LA-Special Matters Option Aircraft	1
LA-1106574R1	LA-Agreement for Deviation from the [*]	6
LA-1106584R4	LA-Aircraft Performance Guarantees	6
LA-1106586	LA-Miscellaneous Matters
LA-1106614R2	LA-Special Matters for Purchase Right Aircraft	8
LA-1106824	LA-Customer Support Matters
LA-1208292R2	LA-Special Matters Concerning Escalation – Block B, Block C, Block E, Block F and Block G Aircraft	6
LA-1208296R1	LA-Special Matters for Block D Option Aircraft	6
LA-1208949	LA-Special Matters Block C Aircraft in Table 1-A1	1
6-1162-SCR-146R1	LA Special Provision – Block B and Block G Aircraft	6
LA-1306854R1	Performance Guarantees, Demonstrated Compliance	6
6-1162-LKJ-0696R6	LA-[*]	6
6-1162-LKJ-0705	LA-Special Matters for Block E, Block F and Block G Aircraft in Table 1-A2
6-1162-LKJ-0707	LA- Agreement Regarding [*]	6
6-1162-LKJ-0709	[*] Special Matters	6

6-1162-LKJ-0728	Special Matters – SA-8 Early Exercise Aircraft	8

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FED-PA-03712		SA-8
BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	June 29, 2012

Supplemental Agreement No. 2	October 8, 2012

Supplemental Agreement No. 3	December 11, 2012

Supplemental Agreement No. 4	December 10, 2013

Supplemental Agreement No. 5	September 29, 2014

Supplemental Agreement No. 6	July 21, 2015

Supplemental Agreement No. 7	April 18, 2016

FED-PA-03712		SA-8
BOEING PROPRIETARY

Table 1-A To

Purchase Agreement No. 3712

Aircraft Delivery, Description, Price and Advance Payments

Firm Aircraft

Airframe Model/MTOW:	767-300F	408000 pounds

Engine Model/Thrust:	CF6-80C2B6F	60200 pounds

Airframe Price:		[*	]

Optional Features:		[*	]

Sub-Total of Airframe and Features:		[*	]

Engine Price (Per Aircraft):		[*	]

Aircraft Basic Price (Excluding BFE/SPE):		[*	]

Buyer Furnished Equipment (BFE) Estimate:		[*	]

Seller Purchased Equipment (SPE) Estimate:		[*	]

Deposit per Aircraft:		[*	]

Detail Specification: D019T002 Rev. K Dated April 30, 2011

Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Engine Price Base Year/Escalation Formula:	[*]	GE CF6-80 & GE90 (99 rev.)

Airframe Escalation Data:

Base Year Index (ECI):	[*]

Base Year Index (CPI):	[*]

Engine Escalation Data:

Base Year Index (CPI):	[*]

		Escalation	Escalation		Escalation Estimate		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Factor (Airframe)	Factor (Engine)		Adv Payment Base Price Per A/P		At Signing 1%		24 Mos. 4%		21/18/12/9/6 Mos. 5%		Total 30%
[*]	1	[*]	[*]	See Note 1	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
Total:	27

Note:	1. Notwithstanding the delivery date of [*]shown in this Table, the Aircraft is rescheduled to deliver in [*] upon execution of SA 1 to PA 3712. The parties acknowledge the [*] will be based on a [*].
The parties acknowledge the [*] will be based on an [*].

*  Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FED-PA-03712 57361, 87793		Supplemental Agreement No. 8
	Boeing Proprietary	Page 1

Table 1-Al to PA 3712

Aircraft Delivery, Description, Price and Advance Payments

Block C Aircraft

Airframe Model/MTOW:	767-300F	408000 pounds

Engine Model/Thrust:	CF6-80C2B6F	60200 pounds

Airframe Price:		[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]

Engine Price (Per Aircraft):		[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE) Estimate:		[*]

Deposit per Aircraft:		[*]

Detail Specification: D019T002-K dated April 30, 2011

Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Engine Price Base Year/Escalation Formula:	[*]	GE CF6-80 & GE90 (99 rev.)

Airframe Escalation Data:

Base Year Index (ECI):	[*]

Base Year Index (CPI):	[*]

Engine Escalation Data:

Base Year Index (CPI):	[*]

		Escalation	Escalation		Escalation Estimate		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Factor (Airframe)	Factor (Engine)	MSN	Adv Payment Base Price Per A/P		At Signing 1%		24 Mos. 4%		21/18/12/9/6 Mos. 5%		Total 30%
[*]	1	[*]	[*]	43544	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	44377	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	44378	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	43542	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	43543	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	44379	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	44380	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	43545	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	43546	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	43547	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	43548	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	42721	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	42722	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	61206	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	43538	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
Total:	19

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Supplemental Agreement No. 8
FED-PA-03712 62134, 87796.TXT	Boeing Proprietary

Table 1-B To

Purchase Agreement No. 3712

Aircraft Delivery, Description, Price and Advance Payments

Exercised Option Aircraft

Airframe Model/MTOW:	767-300F	40,8000 pounds

Engine Model/Thrust:	CF6-80C2B6F	60,200 pounds

Airframe Price:		[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]

Engine Price (Per Aircraft):		[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE) Estimate:		[*]

Deposit per Aircraft:		[*]

Detail Specification: D019T002FED63F-1, Rev D dated March 26, 2015

Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Engine Price Base Year/Escalation Formula:	[*]	GE CF6-80 & GE90 (99 rev.)

Airframe Escalation Data:

Base Year Index (ECI):	[*]

Base Year Index (CPI):	[*]

Engine Escalation Data:

Base Year Index (CPI):	[*]

		Escalation	Escalation			Escalation Estimate		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Factor (Airframe)	Factor (Engine)	Block	MSN	Adv Payment Base Price Per A/P		At Signing 1%		24 Mos. 4%		21/18/12/9/6 Mos. 5%		Total 30%
[*]	1	[*]	[*]	Block C	61205	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	Block C	43549	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	Block C	43551	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	Block B #	43630	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	Block C	43552	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	Block B #	43631	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	Block B #	43632	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	Block C	43553	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	Block C	43554	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	Block B #	43633	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	Block C		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	Block C		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	Block C		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	Block C		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	Block C		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	Block C		[*	]	[*	]	[*	]	[*	]	[*	]
	16

#	The Determination Date has passed and the special provision pursuant to Letter Agreement 6-1162-SCR-146R1, Special Provision - Block B and Block G Aircraft, has expired.
*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Supplemental Agreement No. 8
FED-PA-03712 57361, 87796	Boeing Proprietary	Page 1

Attachment 1 to

Letter Agreement No. FED-PA-03712-LA-1106156R2

Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	767-300F	408,000 pounds

Engine Model/Thrust:	CF6-80C2B6F	60,200 pounds

Airframe Price:		[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]

Engine Price (Per Aircraft):		[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE) Estimate:		[*]

Deposit per Aircraft:		[*]

Detail Specification: D019T002FED63F-1, Rev D dated March 26, 2015

Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Engine Price Base Year/Escalation Formula:	[*]	GE CF6-80 & GE90 (99 rev.)

Airframe Escalation Data:

Base Year Index (ECI):	[*]

Base Year Index (CPI):	[*]

Engine Escalation Data:

Base Year Index (CPI):	[*]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing 1%		24 Mos. 4%		21/18/12/9/6 Mos. 5%		Total 30%
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
Total:	35

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FED-PA-03712-LA-1106156R2		Supplemental Agreement No. 8
73706, 88398-1O.TXT		Attachment 1, Revised June 2016
	Boeing Proprietary	Page 1

Attachment 3 to

Letter Agreement No. FED-PA-03712-LA-1106156R2

[*]

[*]

Notes:

(i)	FED Customer Fiscal Year June 1 – May 31
(ii)	See paragraph 6.2 of Letter Agreement FED-PA-03712-LA-1106156R2 for [*]
(iii)	[*]

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FED-PA-03712-LA-1106156R2	SA-8
Option Aircraft, Attachment 3, Revised June 2016	Page 1

BOEING PROPRIETARY

Attachment 4 to

Letter Agreement No. FED-PA-03712-LA-1106156R2

Firm Aircraft and Option Aircraft Delivery Schedule

[*]

Notes:

(i)	FY: FED Customer Fiscal Year June 1 - May 31
(ii)	Customer has the right to purchase forty-four (44) Purchase Right Aircraft for delivery through [*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FED-PA-03712-LA-1106156R2	SA-8
Option Aircraft, Attachment 4, Revised June 2016	Page 1

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106158R3

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Right to Purchase Additional Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes FED-PA-03712-LA-1106158R2 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Right to Purchase Incremental Aircraft.

Subject to the terms and conditions contained herein, Customer will have the right to purchase (Purchase Right) forty-four (44) additional Boeing Model 767-3S2F aircraft as purchase right aircraft (Purchase Right Aircraft).

2.	Delivery.

The Purchase Right Aircraft delivery positions are [*].

3.	Configuration.

The configuration for the Purchase Right Aircraft will be the Detail Specification for Model 767-3S2F aircraft at the revision level in effect at the time of the Supplemental Agreement. Such Detail Specification will be revised to include (i) changes required to obtain required regulatory certificates and (ii) other changes as mutually agreed upon by Boeing and Customer.

4.	Price.

4.1 The Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for the Purchase Right Aircraft shall remain in base year [*] and such prices will be subject to escalation to the scheduled delivery date of the Purchase Right Aircraft.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FED-PA-03712-LA-1106158R3	SA-8
Right to Purchase Additional Aircraft	Page 1

BOEING PROPRIETARY

4.2 Subject to the provisions of Letter Agreement FED-PA-03712-LA-1106151R2 “Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right Aircraft”, the Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for each of the Purchase Right Aircraft will be adjusted for escalation in accordance with the Purchase Agreement.

4.3 The Advance Payment Base Price for each exercised Purchase Right Aircraft shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Supplemental Agreement.

5.	Payment.

At Supplemental Agreement for the Purchase Right Aircraft, advance payments will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the Purchase Right Aircraft will be paid at the time of delivery.

6.	Notice of Exercise and Payment of Deposit.

6.1 Customer may exercise a Purchase Right by giving written notice (Notice of Exercise) to Boeing. All Purchase Right aircraft must be exercised for delivery no later than [*]. Such Notice of Exercise shall be accompanied by payment, by electronic transfer to the account specified below, in accordance with the Purchase Agreement. Such amount will be the initial advance payment due at execution of the Supplemental Agreement.

[*]

6.2 The parties agree that Purchase Right Aircraft, once exercised, will be added to Table 1-C of the Purchase Agreement.

7.	Supplemental Agreement.

Following Customer’s exercise of a Purchase Right in accordance with the terms and conditions stated herein [*], the parties will sign a supplemental agreement for the purchase of such Purchase Right Aircraft (Supplemental Agreement) within thirty (30) calendar days of such exercise (Purchase Right Exercise). The Supplemental Agreement will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FED-PA-03712-LA-1106158R3	SA-8
Right to Purchase Additional Aircraft	Page 2

BOEING PROPRIETARY

8.	[*]

[*]

9.	General Expiration of Rights.

Each Purchase Right shall expire at the time of execution of the Supplemental Agreement for the applicable Purchase Right Aircraft, or, if no such Supplemental Agreement is executed, on [*].

10.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FED-PA-03712-LA-1106158R3	SA-8
Right to Purchase Additional Aircraft	Page 3

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ L. Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 10, 2016

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President Aircraft Acquisition

FED-PA-03712-LA-1106158R3	SA-8
Right to Purchase Additional Aircraft	Page 4

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106614R2

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Special Matters for Purchase Right Aircraft

Reference:	Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement FED-PA-03712-LA-1106614R1 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The credit memorandum provided for in this Letter Agreement will be applicable to exercised Purchase Right Aircraft only (Exercised Purchase Right Aircraft), as described in letter agreement FED-PA-03712-LA-1106158R3, Right to Purchase Additional Aircraft.

1.	Credit Memoranda.

[*]

2.	Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs 1.1 through 1.5 are in [*] base year dollars and will be escalated to the scheduled month of the respective Exercised Purchase Right Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Exercised Purchase Right Aircraft. The Credit Memoranda may, at the election of Customer, be [*].

3.	[*]

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FED-PA-03712-LA-1106614R2	SA-8
Special Matters for Purchase Right Aircraft	Page 1

BOEING PROPRIETARY

4.	Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Exercised Purchase Right Aircraft at time of delivery and becoming the operator of the Exercised Purchase Right Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing, which will not be unreasonably withheld.

5.	Confidentiality

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ L. Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 10, 2016

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President

FED-PA-03712-LA-1106614R2	SA-8
Special Matters for Purchase Right Aircraft	Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-LKJ-0728

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Special Matters – SA-8 Early Exercise Aircraft

Reference:	(a) Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

(b) Letter Agreement FED-PA-03712-LA-1106156R2, Option Aircraft

(c) Letter Agreement FED-PA-03712-LA-1106177R1, [*]

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Background.

Supplemental Agreement No. 8 to the Purchase Agreement provides for, in part, Customer’s exercise of its option to purchase six (6) Option Aircraft with delivery months as set forth below (SA-8 Early Exercise Aircraft) in advance of the Option Exercise Date for such Option Aircraft pursuant to the provisions of paragraph 6.1 of the reference (b) Letter Agreement (Early Exercise).

Delivery Month & Year for SA-8 Early Exercise Aircraft
[*]
[*]
[*]
[*]
[*]
[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6-1162-LKJ-0728	SA-8
Special Matters – SA-8 Early Exercise Aircraft	Page 1

BOEING PROPRIETARY

2.	Credit Memoranda.

[*]

3.	[*]

[*]

4.	Assignment.

The credit memoranda described in this Letter Agreement are provided as a financial accommodation to Customer in consideration of Customer becoming the buyer of the Aircraft and cannot be assigned in whole or, in part.

5.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6-1162-LKJ-0728	SA-8
Special Matters – SA-8 Early Exercise Aircraft	Page 2

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ L. Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 10, 2016

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President

6-1162-LKJ-0728	SA-8
Special Matters – SA-8 Early Exercise Aircraft	Page 3

BOEING PROPRIETARY